Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

RAINIER INTERNATIONAL DISCOVERY FUND
(Class A Shares – RISAX)
(Institutional Shares – RAIIX)

SUPPLEMENT DATED MAY 22, 2017 TO THE
SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 29, 2016, AS PREVIOUSLY SUPPLEMENTED

The current operating expense limitation agreement for the Rainier International Discovery Fund (the “Fund”) has been extended for an additional year through July 31, 2018.  The following text now replaces footnote 2 under the table entitled “Fees and Expenses of the Fund” in the prospectus with respect to the Fund:

(2)Rainier has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 1.50% and 1.25% of the Fund’s average net assets of its Class A Shares and Institutional Shares, respectively (the “Expense Caps”). This obligation excludes acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund’s business. The Expense Caps will remain in effect until at least July 31, 2018. Rainier may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps. The Expense Caps may not be changed by Rainier during the period without prior approval of the Board of Trustees. The obligation may be terminated at any time by the Board of Trustees upon written notice to Rainier and will terminate if the Management Agreement is terminated.

In addition, the reference on page 38 of the prospectus to July 31, 2017 should instead say July 31, 2018 with respect to the Fund.

Please contact the Fund at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

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Please retain this supplement for future reference.

May 22, 2017